Exhibit 10.1

Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129 0 LETTER OF ENGAGEMENT & TERMS OF BUSINESS UK Public Relations Agreement for International Media Acquisition Company LLC Dated: Oct 29, 2021 Prepared by Sterling House 20-21 Astwood Mews Kensington London, SW7 4DE T: 020 78010077 E: natasha@sterlingglobal.global

1 Letter of Engagement & Terms of Business We have pleasure in setting out the terms of business upon which we propose to provide International Public Relations services for International Media Acquisition Company LLC as described below or from time to time varied in writing by agreement. STERLING MEDIA LTD a company incorporated under the Laws of England and Wales, whose registered office is at Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE, United Kingdom (hereinafter called "Sterling Global", “Agency“, “we“ or “us“), of the one part (together the “Parties“) and International Media Acquisition Company LLC whose registered office is at 1604 US Highway 130, North Brunswick, New Jersey 08902, United States of America (hereinafter called “IMAC“ or “Client“) of the other part (together the “Parties“). 1.0 Our Obligations 1.1 We agree to provide the Services using best techniques and standards and applying the care, skill, diligence and ethical conduct required in accordance with best practice in the industry, profession or trade and in accordance with all applicable laws and regulations. 2.0 Your Obligations 2.1 You agree to pay the Fees for the Services accordance with this Agreement and to offer Sterling all of the agreed value adds as outlined in this agreement. 2.2 Sterling Global to be recognised as your International Communications Partner in online and offline corporate communications collateral. 2.3 Client shall on best effort basis ensure that Sterling Global’s logo, name, and the names of its personnel(s) (as specified from time to time) appear on all documentation and advertising material including but not limited to press pack, press events, credits, on all written or published material, as applicable, either created or printed by the Client or on its behalf. 3.0 Appointment 3.1 This agreement shall commence on 29 Oct 2021 and end on 30th June 2022. 4.0 Scope of Work: 4.1 Sterling Global's scope of work would be to secure strategic media coverage for IMAC pegged to various developments in the organisation and specific announcements. 4.2 Materials & Collateral: All materials supplied to Sterling Global by IMAC for publicity and promotion will be deemed to have been cleared of all and any copyright issues, intellectual or otherwise, and to be accurate. 4.3 Additional Projects 4.3.1 If the scope of a project substantially changes beyond the contracted Services, we reserve the right to bring this to your attention and re-negotiate the cost of the project. 4.3.2 Each individual project undertaken by us on your behalf will be subject to a payment by you to us on account of our organisation / administration costs. These costs are to be agreed between you and ourselves in relation to each individual project and will be payable in advance. These costs will relate to, but are not limited to, our costs in monitoring, planning Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129

Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129 2 and dealing with the individual project, international campaigns, events and any and all related activities as shall be mutually negotiated and agreed between both Parties. 5.0 Remuneration 5.1 In return for the services Sterling Global provides to the client, the client agrees pay Sterling Global a total fee of £20,000 which shall be paid as follows: i. Signing, on engagement - £10,000 ii. December 2021 - £5000 iii. Closure of business combination, latest by June 2022 if not earlier - £5000 An additional mutually agreed financial fee to be awarded to Sterling Global for deals secured by Sterling Global that may result in clearly significant brand enhancement and/or potential future income for Client. 5.2 Out of Pocket Expenses: Any and all approved out of pocket expenses incurred by us at your request or necessarily incurred (by separate approval) in the performance of our duties will be charged to you. These will include but are not limited to: bulk mail-outs, bulk photocopying, bikes, scans, taxis, UK couriers, parking, multifax, duplicate transparencies, international calls. 5.3 Additional Expenditure: If any additional expenditure is necessary this must be agreed in writing between you and us in advance of the expenditure being incurred. These would include media junkets, off-site events, overseas couriers, entertaining, international couriers, photography, airline tickets, train tickets, local accommodation, per diems, agency time for staff etc. 5.4 Payment Terms: 5.4.1 Terms of payment relating to Additional Projects are to be agreed between the parties in writing before each project is undertaken. 5.4.2 Without prejudice to clause 5.3 above, in the event the Agency incurs any reasonable expenses (not exceeding £500/-) without the Client’s consent solely to protect the Client’s interest or project, the Client agrees to reimburse the Agency for the same without delay and in any event by no later than 7 working days from being informed in writing of the occurrence of such expenses. The Agency shall obtain the Client’s consent for any expenses exceeding £500/-as soon as reasonably possible. 5.4.3 Any change in the service or products as part of the brief to be provided to the client beyond those originally contemplated shall entitle us to review our charges by agreement. 5.4.4 All direct costs to be paid in advance. 5.4.5 Force Majeure: You and we shall be released from our respective obligations in the event of a national emergency, war, prohibitive governmental regulations or if any other cause beyond the reasonable control of the parties renders performance of this agreement impossible whereupon: (i) All money due and to be paid to us shall be paid and (ii) This agreement will terminate and each party shall have no further liability to the other under it 6.0 Termination 6.1 The terms of this contract are fixed and non-refundable to account for the work that has already been implemented.

3 7.0 Confidentiality 7.1 Confidential Information shall be defined as any information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of each party or for the time being confidential to that party and trade secrets including, without limitation, technical data and know-how relating to the business of the party or any of their suppliers, clients, customers, agents, distributors, shareholders or management that the other party creates, develops, receives or obtains in connection with this Agreement), whether or not such information (if in anything other than oral form) is marked confidential. 7.2 Each party undertakes that it shall not at any time during the terms of this Agreement, and for a period of 3 years after termination of this Agreement, disclose to any person any confidential information concerning the business, affairs, customers, clients or suppliers of the other party, except as may be required by law, a court of competent jurisdiction or any governmental or regulatory authority; 7.3 Either party is permitted to disclose any confidential information to its employees, agents or sub-contractors, who need to know the same and only to the extent required in order to perform our obligations under this Agreement, and not use any Confidential Information for any other project for any other client; and 7.4 No party shall use any other party's Confidential Information for any purpose other than to perform its obligations under this Agreement. 7.5 If Agent makes any copies of the Confidential Information or any abstracts or summaries thereof or references thereto in any other document, Agent will keep a record in each such instance. Upon the Company’s written request, Agent will either destroy or return to the Company all Confidential Information which is in tangible form, including any copies thereof which Agent may have made, and Agent will destroy all abstracts and summaries thereof and destroy or delete all references thereto in her documents, and certify to the Company that Agent has done so. If the Company notifies Agent in writing as to any of the Confidential Information which it does not wish copied, Agent shall so comply and upon the Company’s written request shall certify such compliance to the Company in writing. 8.0 Waiver 8.1 The failure of either party to enforce or to exercise at any time or for any period any term of or any right pursuant to this Agreement shall not be construed as a waiver of any such term or right and shall in no way affect that party’s right later to enforce or exercise it. 9.0 Warranties and Indemnities 9.1 The client agrees to indemnify and hold Sterling Global harmless from and against any and all costs, losses or expenses, including reasonable attorneys’ fees, that Sterling Global may incur by reason of any third-party claim or suit arising out of or in connection with the Client’s gross negligence, intentional misconduct or failure to deliver in relation to this Agreement, or arising out of any act or omission of the Client. 9.2 In the event, any third party makes a claim against the Agency or the Agency is joined in any legal action against the Client or is made a co-defendant for no fault on part of the Agency then the Client will hold the Agency entirely harmless and shall be responsible for costs and expenses incurred by the Agency. 9.3 Sterling Global agrees to indemnify and hold the client harmless from and against any and all costs, losses or expenses, that the client may incur by reason of any third-party claim or suit arising out of or in connection with Sterling Global’s failure to perform the PR activities detailed in this Agreement. 9.4 The Client warrants that the information supplied to the Agency before and during the Term in relation to the event will be accurate and not in any way contrary to English law or any law applicable in any part of the Territory. Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129

4 10.0 Non-Competition & Non-Solicitation 10.1 The Client further agrees that throughout the Term and for a period of 3 years after the termination of this Agreement, it will not solicit (directly or indirectly, on his own behalf or on behalf of, or in conjunction with, any firm, company or person) existing customers, contacts of the Agency, or officers and employees of the Agency to leave their employment. Nothing in this clause shall prevent either party from employing former officers or employees of the other party where the officers or employees of the other party respond to general non-directed advertisements. 10.2 In the event the Client breaches its obligation towards Sterling Global as outlined in this agreement, the Client will be liable to pay the Agency by way of liquidated damages calculated as a sum equal to 30% of the last basic annual salary paid to such employee employed by the Client. 11.0 Severance 11.1 If any provision of this Agreement is found by any court or administrative body of competent jurisdiction to be invalid or unenforceable then such invalidity or unenforceability shall not affect the other provisions of this Agreement which shall remain in full force and effect. The parties agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the same effect as would have been achieved by the invalid or unenforceable provision. 12.0 Third Party Rights 12.1 A person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Agreement. 13.0 Entire Agreement 13.1 This Agreement and the documents referred to in it (the ’Contractual Documentation’) constitutes the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of this Agreement. 13.2 The parties agree that neither of them have been induced to enter into any Contractual Documentation in reliance upon any warranty, representation, statement, agreement or undertaking of any kind (whether negligently or innocently made) of any person other than terms expressly set out in this Agreement. The only remedy available to the parties for breach of the warranties shall be for breach of contract under the terms of this Agreement and the parties unconditionally and irrevocably waive any other claims, rights or remedies that may otherwise be available. Nothing in this clause shall, however, operate to limit or exclude any liability for fraud. 13.3 No variation of this Agreement or of any of the documents referred to in it shall not be valid unless it is in writing and signed by or on behalf of the Parties. 14.0 Notices 14.1 Any notice, invoice or other communication which either party is required by this Agreement to serve on the other party shall be sufficiently served if sent to the other party at its registered address at clause 1 (or such other address as is notified to the other party in writing) either by hand, by registered or recorded delivery; or by facsimile or other electronic transmission. 14.2 Notices sent by registered post or recorded delivery shall be deemed to be received and served three (3) Working Days following the day of posting. Notices sent by facsimile or other electronic transmission shall be deemed to be served on the day of transmission if transmitted before 4.00 p.m. on a Working Day, but otherwise on the next following Working Day. In all other cases, notices are deemed to be served on the day when they are actually received. Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129

5 15.0 Governing Law & Jurisdiction 15.1 This Agreement shall be governed by and construed in accordance with the law of the United States of America. 16.0 Dispute Resolution 16.1 Any dispute, controversy or claim arising out of or relating to this Agreement, including any question regarding its breach, existence, validity or termination or the legal relationships established by this agreement, shall be resolved by arbitration under the UNCITRAL Rules in force at the date of this agreement. It is agreed that: 16.1.1 the tribunal shall consist of one arbitrator; 16.1.2 in default of the parties' agreement as to the arbitrator(s), the appointing authority shall be the president of the Law Society of England and Wales; 16.1.3 the seat of the arbitration shall be London; and 16.1.4 the language of the arbitration shall be English. 17.0 Counterparts 17.1 This agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement. 17.2 Transmission of the executed signature page of a counterpart of this agreement by (a) fax or (b) e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this agreement. If either method of delivery is adopted, without prejudice to the validity of the agreement thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter. We trust the above conditions are acceptable to you. If so, would you please arrange for the attached duplicate copy of this letter to be signed on your behalf and return it to me along with fees agreed. Signed approval of this document constitutes full compliance with the Terms and Conditions of business as described above.For and on behalf of Sterling Media Ltd, For and on behalf of International Media Acquisition Corp. I agree to these terms and conditions as set I agree to these terms and conditions out in this document as set out in this document Print Name: Natasha Mudhar Print Name: Shibasish Sarkar Position: Global CEO Position: Chief Executive Officer Sterling Global Limited Sterling House, 20-21 Astwood Mews, Kensington, London, SW7 4DE t: 020 7801 0077 e: natasha@sterlingmedia.co.uk Registration in England and Wales. Registration No 04403129